UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549


                               FORM 8-K


                        CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   February 24, 2005
                                                   -----------------

                           II-VI Incorporated
                           ------------------
         (Exact Name of Registrant as Specified in Its Charter)

                             Pennsylvania
                             ------------
            (State or Other Jurisdiction of Incorporation)

           0-16195                          25-1214948
           -------                          ----------
 (Commission File Number)        (IRS Employer Identification No.)


375 Saxonburg Boulevard, Saxonburg, Pennsylvania         16056
---------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)

                            (724) 352-4455
                            --------------
         (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
                            --------------
     (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

       On February 24, 2005, the Board of Directors of II-VI Incorporated (the "Company"), upon recommendation by the Compensation Committee, approved an increase to the annual retainers and per diem Board Committee stipends payable to the Company's non-employee directors. Under the new arrangement, which is effective as of January 1, 2005, non-employee directors receive $15,000 annually in cash compensation for their service on the Board. In addition, non-employee directors will receive $850 per day for Board Committee meetings they attend. A written description of the arrangement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

       The increase in director compensation described above and in
Exhibit 10.1 was part of an overall direct compensation plan approved by the Board of Directors which also included a one-time grant to each non-employee director of an option to purchase 5,400 shares of Company common stock at an exercise price of $38.19 per share which was the fair market value of the Company's common stock at the date of grant, February 24, 2005.


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

            Exhibit 10.1   II-VI Incorporated Arrangement for Director
                           Compensation





                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    II-VI INCORPORATED
                                    (Registrant)

Date:  March 2, 2005             By:     /s/ Carl J. Johnson
                                             Carl J. Johnson
                                               Chairman and
                                         Chief Executive Officer



Date:  March 2, 2005             By:    /s/ Craig A. Creaturo
                                            Craig A. Creaturo
                                          Chief Financial Officer
                                               and Treasurer





                             EXHIBIT INDEX


      Exhibit No.               Description
      -----------               -----------

      10.1  Press Release       II-VI Incorporated Arrangement for
                                Director Compensation